July 18, 1999



                               John Schwanekamp
                               6861 Sherman-Westfield Road
                               Westfield, New York  14787


Bion Environmental Technologies, Inc.
555 17th Street, Suite 3310
Denver, CO  80202

Dear Officers and Board:

Please accept my resignation as Director effective July 15, 1999.

Thank you for the opportunity to serve. It was a pleasure to be part of the BION organization.



Very Sincerely,


/s/ John Schwanekamp
John Schwanekamp